Business Combination, Significant Transaction and Sale of Business (Details 13) - SeeV Solutions Ltd [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Jan. 31, 2015 USD ($)	Jan. 31, 2015 CNY (¥)
Disclosure of detailed information about business combination [line items]
Net Assets		$ 340
Redeemable non-controlling interests	$ 177	(433)
Intangible assets		270
Deferred tax liabilities		(72)
Goodwill		1,127
Total assets acquired		$ 1,232	¥ 4,875